SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                        Date of Report: December 10, 1997





                                   ZILOG, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




         California                     0-18738                 13-3092996
----------------------------          ------------        ----------------------
(State or Other Jurisdiction          (Commission            (I.R.S. Employer
      of Incorporation)               File Number)        Identification Number)




      210 East Hacienda Avenue, Campbell, CA                 95008
     ----------------------------------------              ----------
     (Address of principal executive offices)              (Zip Code)



                                 (408) 370-8000
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)

Item 5.    Other Events.
           ------------

         Zilog, Inc. ("Zilog"), TPG Partners II, L.P. ("TPG") and TPG Zeus Acquisition Corporation ("Merger Sub") have entered into Amendment Number Two to the Agreement and Plan of Merger, dated as of December 10, 1997 (the "Amendment"), amending the Agreement and Plan of Merger, dated as of July 20, 1997, as amended as of November 18, 1997, pursuant to which TPG agreed to acquire substantially all of the common stock, par value $0.01 per share, of Zilog. The Amendment revises the number of authorized shares of capital stock of the surviving corporation. The Amendment is filed herewith as Exhibit 2.1 and is incorporated by reference herein.

Item 7.    Financial Statements and Exhibits.
           ---------------------------------

           (a)   Exhibits.

                    2.1      Amendment Number Two to the Agreement and
                             Plan of Merger, dated as of December 10, 1997, by and between TPG Partners II, L.P., TPG Zeus Acquisition Corporation and Zilog, Inc.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  December 10, 1997

                                     ZILOG, INC.



                                     By        /s/ Richard R. Pickard
                                        ----------------------------------------
                                                 Richard R. Pickard
                                            Vice President, General Counsel
                                                   and Secretary

                                  EXHIBIT INDEX
                                  -------------


Exhibit No.                      Description
------------                     -----------

     2.1              Amendment Number Two to the Agreement
                      and Plan of Merger, dated as of December 10, 1997, by and between TPG Partners II, L.P.,
                      TPG Zeus Acquisition Corporation and Zilog,
                      Inc.

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